UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

PTC INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 2, 2016.

PTC INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: January 4, 2016
Date: March 2, 2016 Time: 8:00 a.m., local time
	Location:	PTC Inc. 140 Kendrick Street Needham, MA 02494

PTC INC. 140 KENDRICK STREET NEEDHAM, MA 02494	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. You can vote only by following the instructions on the reverse side. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
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— How To Vote —

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Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: If you are a registered stockholder (that is, you hold these shares in your name), you must present valid identification to vote at the meeting. If you hold these shares in street name (that is, in the name of the brokerage firm or bank holding the securities account in which these shares are held), you will need to obtain a “legal proxy” from the holder of record to vote at the meeting.

Voting Items

The Board of Directors recommends you vote FOR ALL nominees:
1.	Elect seven directors to serve until the 2017 Annual Meeting of Stockholders.

Nominees:

	01) Janice Chaffin 02) Donald Grierson 03) James Heppelmann 04) Klaus Hoehn	05) Paul Lacy 06) Robert Schechter 07) Renato Zambonini

The Board of Directors recommends you vote FOR the following proposals:

2.	Advisory vote to approve the 2015 compensation of our named executive officers (say-on-pay).

3.	Approve an increase in the number of shares authorized for issuance under the 2000 Equity Incentive Plan.

4.	Re-approve the material terms of the performance goals under the 2000 Equity Incentive Plan.

5.	Approve our 2016 Employee Stock Purchase Plan.

6.	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.